UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2012

MILLENNIAL MEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-35478	20-5087192
(Commission File No.)	(IRS Employer Identification No.)

2400 Boston Street, Suite 201

Baltimore, MD 21224

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (410) 522-8705

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                        Results of Operations and Financial Condition.

On October 15, 2012, Millennial Media, Inc. (the “Company”) issued a press release announcing preliminary third quarter 2012 financial results.  A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 8.01.                                        Other Events.

On October 15, 2012, the Company issued a press release announcing the filing of a registration statement for a proposed follow-on public offering. A copy of the press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.  In connection with the filing of the registration statement, the Company updated the overview of its business as follows:

We are the leading independent mobile advertising platform company. Our technology, tools and services help developers maximize their advertising revenue, acquire users for their apps and gain insight about their users. To advertisers, we offer significant audience reach, sophisticated targeting capabilities and the opportunity to deliver interactive and engaging ad experiences to consumers on their mobile connected devices. Our proprietary technology and data platform, known as MYDAS™, determines in real-time which ad to deliver, as well as to whom and when, with the goal of optimizing the effectiveness of advertising campaigns regardless of device type or operating system. In September 2012, our platform reached approximately 380 million unique users worldwide, including approximately 150 million unique users in the United States alone. More than 38,000 apps are enabled by their developers to receive ads delivered through our platform, and we can deliver ads on over 7,000 different mobile device types and models. Our platform is compatible with all major mobile operating systems, including Apple iOS, Android, Windows Phone, Blackberry and Symbian. According to a December 2011 report by International Data Corporation, a market research firm, or IDC, we are the second largest mobile display advertising platform in the United States with a 16.7% market share. We are the only one of the three principal mobile advertising platform companies that is not affiliated with a particular mobile operating system or set of devices.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Press Release, dated October 15, 2012.

99.2	Press Release, dated October 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 15, 2012	MILLENNIAL MEDIA, INC.

	By:	/s/ Michael B. Avon
Michael B. Avon
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Press Release, dated October 15, 2012.

99.2	Press Release, dated October 15, 2012.